Prospectus Supplement	October 29, 2006

PUTNAM RESEARCH FUND - Prospectuses dated November 30, 2005

In the section “Who manages the fund?” the second, third and fourth paragraphs are replaced with the following:

Under its current management agreement, the fund pays Putnam Management a quarterly fee for these services based on the fund’s average net assets and performance compared to the S&P 500 Index. The applicable asset-based fee is increased or decreased for each calendar quarter by an incentive payment or penalty at an annual rate of 0.01% of the fund’s average net assets for each 1.00% by which the fund outperforms or underperforms the index in excess of 3.00% . The maximum performance adjustment is an increase or decrease of 0.07% of average net assets.

On September 7, 2006, the SEC issued an order pursuant to an agreement with Putnam settling charges that the structure of the Fund’s investment management fee in effect from April 1, 1997 (the date when the performance fee was put in effect) through September 27, 2004 did not comply with SEC regulations concerning performance fees. On November 18, 2005, Putnam reimbursed the Fund in a total amount of $1,650,602 as a retroactive adjustment to the fee structure for that period. In addition, since September 2004, in connection with this matter, the management fee has been accrued at the contractual rate or such rate as may be warranted by applicable SEC regulations, whichever is lower. Under this adjusted fee arrangement, the fund paid Putnam Management a management fee of 0.53% of average net assets for the fund’s last fiscal year (after applicable waivers, but unadjusted to reflect the impact of the reimbursement from Putnam Management to the fund). Putnam Management believes that the likelihood that this matter will have a material adverse financial impact on the fund or negatively affect Putnam Management’s ability to provide investment management services to the fund is remote.

In October 2006, the Trustees of the fund approved a new management agreement with Putnam Management, subject to shareholder approval. The new management agreement would eliminate the incentive payment element from the structure of the management fee. Instead, the fund would pay Putnam Management a quarterly asset-based fee that follows the same fee schedule as currently applies, except that, following an 18-month transition period, the fee amounts would no longer be adjusted upward or downward to reflect the fund’s relative performance.

For a transition period of 18 months following the effectiveness of the new management agreement, the fund’s management fees would continue to be calculated according to the adjusted fee structure currently in place. In addition, during the transition period, the management fee could not be higher than the proposed asset-based fee under the new management agreement. The new management agreement will be presented for shareholder approval at a shareholder meeting scheduled for December 14, 2006. Proxy materials relating to the proposed new management agreement will be mailed to shareholders of the fund several weeks before the meeting. This announcement does not constitute a solicitation of a proxy by any shareholder.

To receive a free copy of the definitive proxy statement relating to the upcoming shareholder meeting after the proxy statement has been filed with the SEC, please call 1-800-225-1581. The proxy statement will also be available without charge on the SEC's website (www.sec.gov). Read the proxy statement carefully before submitting your proxy, as the proxy statement will contain important information about the matters to be voted upon.

PUTNAM INVESTMENTS	239034 10/06